                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                             LORAL CYBERSTAR, INC.
                               OFFER TO EXCHANGE

   LORAL CYBERSTAR'S 10% SENIOR NOTES DUE 2006 GUARANTEED BY LORAL SPACE AND
           WARRANTS TO PURCHASE SHARES OF COMMON STOCK OF LORAL SPACE

                                      FOR

                         LORAL CYBERSTAR'S OUTSTANDING
                       11 1/4% SENIOR NOTES DUE 2007 AND
                     12 1/2% SENIOR DISCOUNT NOTES DUE 2007

Registered holders of Loral CyberStar's Outstanding 11 1/4% Senior Notes Due 2007 and 12 1/2% Senior Discount Notes due 2007 (the "Existing Notes") who wish to tender their Existing Notes in exchange for 10% Senior Notes Due 2006 Guaranteed by Loral Space and Warrants to Purchase Shares of Common Stock of Loral Space, and whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Bankers Trust Company (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or letter to the Exchange Agent. See "The Exchange
Offer -- Procedures for Tendering" in the Prospectus.

            To:     The Bankers Trust Company (the "Exchange Agent")

             By Mail:                  By Facsimile Transmission:           By Overnight Carrier:
   BT Services Tennessee, Inc.               (615) 835-3701              BT Services Tennessee, Inc.
       Reorganization Unit          (For Eligible Institutions Only)         Reorganization Unit
         P.O. Box 292737                 Confirm by Telephone:              648 Grassmere Park Rd.
     Nashville, TN 37229-2737                (800) 735-7777                  Nashville, TN 37211

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders the principal amount of Existing Notes indicated below, upon the terms and subject to the conditions contained in the Prospectus and Consent Solicitation dated November 14, 2001 of Loral CyberStar, Inc. (the "Prospectus"), receipt of which is hereby acknowledged.

                                        Description of Securities Tendered
                                                                                 Sign Here

Principal Amount of Existing
Notes Tendered ---------------------------------------    Signature(s) ------------------------------------------
                                                          --------------------------------------------------------
Certificate Nos.
(if available)                                            Please Print the Following Information
------------------------------------------
                                                          Name(s) (as it appears on the outstanding Existing
Total Principal Amount                                    Notes)
Represented by Existing Notes -----------------------     --------------------------------------------------------
                                                          --------------------------------------------------------
Certificate(s) -----------------------------------------  Address -----------------------------------------------
                                                          --------------------------------------------------------
Account Number -------------------------------------      Area Code and Tel. No(s). ---------------------------
                                                          --------------------------------------------------------
Dated: ------------, 2001

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

                     THE GUARANTEE BELOW MUST BE COMPLETED

                                   GUARANTEE

                   (NOT TO BE USED FOR A SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, agency or correspondent in the United States, hereby guarantees to deliver to the Exchange Agent at its address set forth above, the certificates representing the Existing Notes, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

Name of Firm
--------------------------------------------------------------------------------

Authorized Signature
--------------------------------------------------------------------------------

Title
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------

Number and Street or P.O. Box
--------------------------------------------------------------------------------

City, State, Zip Code
--------------------------------------------------------------------------------

Area Code and Tel. No.
--------------------------------------------------------------------------------
Dated: __________, 2001

DO NOT SEND CERTIFICATES FOR EXISTING NOTES WITH THIS FORM. THEY SHOULD BE SENT TO THE EXCHANGE AGENT WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

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